SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  25-Feb-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF DECEMBER 1,1999, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 1999-NCD)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware          333-76805          33-0852169
(State or Other   (Commission        (I.R.S. Employer
Jurisdiction of   File Number)       Identification
Incorporation)                       Number)

18400 Von Karman
Irvine, California          92612
(Address of Principal       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 949-863-7243

Item 5.  Other Events

On       25-Feb-00a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         25-Feb-00The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:   NONE

D.      Item 2: Changes in SecuritiesNONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 1999-NCD

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:            2/25/00

                  Beginning                                Ending
                  Certificate                              Certificate
Class   Cusip     Balance(1)PrincipalInterest   Losses     Balance
A-1     64352VBP5 ##########1,131,2071,338,551.6NA         214,185,416.32

Total             ##########1,131,2071,338,551.6     $0.00 214,185,416.32

              AMOUNTS PER $1,000 UNIT
                                     Ending                Current
                                     Certificate           Pass-Through
Class   Principal Interest  Total    Balance    Losses     Interest Rate
A-1     5.199043436.1519977911.351041984.3984572NA            7.46000%


Distribution Date:   2/25/00

                            Distribution Statement
                  Pooling and Servicing Agreement Dated December 1, 1999

a)      Beginning Pool Principal Balance        218,155,543.44
         Ending Pool Principal Balance          217,399,635.26


b)  Interest from Purchased Loans                     0.00
      Principal from Purchased Loans                  0.00
      Substitution Shortfall Amount                   0.00



c)                          Basic Principal     Extra Principal
                    Class   Distribution        Distribution
                     A-1    755,908.18          375,299.69


d)  Available Funds Shortfall                         0.00
      Insured Distribution Amount - Principal         0.00
      Insured Distribution Amount - Interest    1,338,551.68
      Insured Payment                                 0.00
      Reimbursement Amount                            0.00


e) Overcollateralization Amount                 3,214,218.94
    Overcollateralization Target Amount         9,129,698.04
    Overcollateralization Release Amount              0.00


f)  Servicing Fee                                90,898.14
     Administration Fee                           2,454.25
     Insurer Premium                             39,474.71

g)  Weighted Average Rate Cap                      9.41169%
     Realized Losses                                  0.00
     Cumulative Realized Losses                       0.00
     Maximum Collateral Amount                  219,992,723.95
     Realized Loss Percentage                      0.00000%
     Cumulative Number of liquidated Loans               0
     Cumulative Balance of liquidated Loans           0.00

                                                 Beginning   Ending
h)  weighted average of the remaining terms of t       327        326
      weighted average Mortgage Rate of the Mort  10.14232%  10.14001%
      number of the Mortgage Loans outstanding       2,488

i)  Delinquency Advances for the current period  85,460.87
     Servicing Advances for the current period m      0.00
     Aggregate Outstanding Delinquency Advances       0.00 *
     Aggregate Nonrecoverable Delinquency Advanc      0.00
     Prepayment Interest Shortfalls advanced by   1,896.34
*As of current distribution date information was not available from servicer

j)  Principal Distribution Amount               1,131,207.87
     Interest Distribution Amount               1,338,551.68


k)  Has a Stepdown Trigger Event Occurred?               NO
      Has a Stepup Trigger Event Occurred?               NO


l)  Pre-Funding Account
        Beginning Balance                             0.00
        Withdrawal to purchase Subsequent Loans       0.00
        Withdrawal to Certificates as principal       0.00
        Ending Balance                                0.00





m)  Capitalized Interest Account
        Beginning Balance                             0.00
        Withdrawal for Capitalized Interest Requ      0.00
        Withdrawal at termination of Pre-Funding      0.00
        Ending Balance                                0.00

n)  Prepayment Penalties                          2,841.78

      Scheduled Principal                       172,019.45
      Full and Partial Prepayments              583,888.73
      Liquidation Proceeds                            0.00
                                                755,908.18

                                                Loan NumberOriginal Balance
o)  Original Cut-off date Loan Balance of modified or extended Loans

p)  Residual Class Total Distribution                 0.00

q) Performance Measures used in above tests:
       Rolling  Delinquency Percentage                0.01%
       Cumulative Loss Percentage                     0.00%
       Annual Loss Percentage                         0.00%

r)  Delinquency And Foreclos# of AccoPrincipal B% of Total
        30-59 Days Delinquen      29 2,334,317.3      1.07%
        60-89 Days Delinquen       1  57,895.84       0.03%
        90 or more Days Deli       0       0.00       0.00%
        Aggregate                 30 2,392,213.2      1.10%
The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties
                            # of AccoPrincipal B% of Total
        Loans in foreclosure       0       0.00       0.00%
        Loans in bankruptcy        6 607,265.09       0.28%
        REO Properties             0       0.00       0.00%



        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            NEW CENTURY HOME EQUITY
                            LOAN TRUST

                            By: /s/ Eve Kaplan
                            Name:  Eve Kaplan
                            Title: Vice President
                            U.S. Bank National Association

Dated:     2/29/00